UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07642

Name of Fund: MuniAssets Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, MuniAssets Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/05

Date of reporting period: 06/01/04 - 11/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniAssets
                                        Fund, Inc.

Semi-Annual Report
November 30, 2004

[LOGO] Merrill Lynch Investment Managers

MuniAssets Fund, Inc.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

Quality Profile

The quality ratings of securities in the Fund as of November 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................                0.9%
AA/Aa ...................................................                0.2
A/A .....................................................                3.4
BBB/Baa .................................................               17.8
BB/Ba ...................................................               21.5
B/B .....................................................               12.3
CCC/Caa .................................................                3.4
NR (Not Rated) ..........................................               40.1
Other* ..................................................                0.4
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.


2               MUNIASSETS FUND, INC.           NOVEMBER 30, 2004

A Letter From the President

Dear Shareholder

As we ended the current reporting period, several topics weighed heavily on investors' minds. Among them were questions about economic growth, corporate earnings, interest rates and inflation, politics, the price of oil and terrorism -- all issues that are worth addressing here.

While the pace of economic expansion slowed somewhat between the first and second quarters of 2004, gross domestic product reaccelerated in the third quarter and is expected to approach 4% for the year. The generally favorable economic environment has benefited American corporations, which continued to post strong earnings. Although the extraordinary results seen in 2004 are likely to moderate in 2005, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board has signaled its confidence in the economic recovery by increasing the Federal Funds target rate five times since June 2004, from 1% to 2.25% as of the December 14 Federal Open Market Committee meeting. Inflation, for its part, has remained fairly subdued.

While the re-election of President Bush was generally viewed as business-friendly, the rising price of oil continued to be a concern for consumers and corporations. But even having exceeded $50 per barrel recently, the situation is far from the crisis proportions we saw in the 1980s. Lastly, but importantly, terrorism and geopolitical tensions are unwelcome realities we are forced to live with today. Historically, however, the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +4.07% and a six-month return of +4.30% as of November 30, 2004. Long-term bond yields were volatile, but ultimately little changed, over the past year.

The key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

Finally, after 35 years in the asset management business, it is with great satisfaction and some nostalgia that I embark on my retirement, effective January 1, 2005. The industry has evolved significantly over the past three and a half decades, and I am privileged to have been a part of it. I wish you continued success as you pursue your investment goals and, as always, I thank you for allowing Merrill Lynch Investment Managers to be a part of your financial life.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2004              3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed the average return of the Lipper High Yield Municipal Debt Fund category for the period, benefiting from an above-average exposure to corporate-related tax-exempt debt.

Describe the recent market environment relative to municipal bonds.

Over the past six months, long-term bond yields declined as their prices, which move in the opposite direction, increased. The rise in bond prices came as somewhat of a surprise, as the economy generally continued to improve. Gross domestic product growth was recently estimated at 3.7% for the third quarter of 2004, up from 3.4% in the second quarter. However, recent improvements in domestic business activity have been offset by modest inflation measures.

For its part, the Federal Reserve Board (the Fed) raised its short-term interest rate target to 1.25% in June, the first change in more than a year. In its accompanying statement, the Fed called for a "measured" approach to interest rate increases, removing much of the earlier concern that it might embark on a dramatic series of increases. The prospect for a more moderate tightening sequence helped support higher bond prices, despite additional Fed rate increases in August, September, November and December, which raised the Federal Funds target rate to 2.25%. Long-term Treasury bond yields stood at 5% at period-end, a decline of 29 basis points (.29%) over the past six months. The 10-year Treasury note yield was 4.35%, 23 basis points lower than six months earlier.

The municipal bond market benefited from a generally supportive technical environment throughout the six-month period. Consequently, while tax-exempt bond yields followed the same pattern as their taxable counterparts, yield volatility was more subdued than in the Treasury market. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell 19 basis points over the six months. As reported by Municipal Market Data, Aaa-rated issues maturing in 30 years saw their yields decline 26 basis points to 4.76% over the past six months, while yields on 10-year, Aaa-rated issues declined 29 basis points to 3.66%.

During the period, more than $175 billion in new long-term tax-exempt bonds was underwritten, a decline of nearly 12% versus the same six months a year ago. The declining supply trend allowed tax-exempt bond prices to register significant gains over the six months.

Relative to Treasury issues, long-term tax-exempt bond yield ratios have remained in the 88% - 93% range, above their recent historic average of 85% - 88%. These attractive yield ratios should continue to attract both traditional and non-traditional investors to the tax-exempt market. This positive technical position should allow municipal bonds to continue to outperform their taxable counterparts in the months ahead.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2004, the Common Stock of MuniAssets Fund, Inc. had net annualized yields of 6.12% and 6.44%, based on a period-end per share net asset value of $12.90 and a per share market price of $12.26, respectively, and $.396 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +7.85%, based on a change in per share net asset value from $12.36 to $12.90, and assuming reinvestment of all distributions.

The Fund's total return for the period, based on net asset value, exceeded the +6.94% average return of the Lipper High Yield Municipal Debt Funds category. (Funds in this Lipper category invest at least 50% of their assets in lower-rated municipal debt issues.) The outperformance is attributed to the Fund's overweight exposure to corporate-related tax-exempt debt as well as tax-backed debt and bonds in the transportation and healthcare sectors. The strong performance in these areas has been driven largely by the continued narrowing of credit spreads, a trend observed in both the municipal market and the taxable bond market. The narrowing of spreads has been supported by a generally improving economy, a moderate pace of inflation and the Fed's measured approach to interest rate increases, which generally served to sustain investors' appetites for risk.


4               MUNIASSETS FUND, INC.           NOVEMBER 30, 2004

In terms of specific securities, we saw strong performance from a capital appreciation bond (or zero coupon bond) representing toll-road financing for the Pocahontas Parkway in Virginia. In conjunction with the toll road's opening in 2002 and the subsequent increase in traffic, spreads on the bond narrowed significantly, making it a meaningful contributor to Fund performance in the past six months.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We continued to focus on capturing relative value within the high yield municipal arena as a means of enhancing Fund returns over time. To that end, we continued to pursue opportunities to diversify the portfolio and enhance yield. This involved reductions in the corporate sector and increased exposure to non-rated credits.

In light of the significant rally seen in corporate-related debt, we began to realize profits through selective sales of some of our holdings, particularly in the wood and forest products, capital goods and technology sectors. We made these reductions with the realization that the corporate sector traditionally tends to be the most volatile in the municipal market. Thus, when the credit cycle does turn and spreads begin to widen, we would expect corporate-related bonds to suffer the most. Our goal, therefore, has been to realize profits where we can and reduce exposure to a sector that has experienced the greatest volatility over time.

In our previous report to shareholders, we mentioned that the Fund had above-market concentrations in credits rated BBB and BB. At that time, we stated our desire to boost portfolio income through a reallocation of assets into lesser-rated, in fact, non-rated issues. We have since pursued that strategy with some success, and as a result, the Fund's income reserves have increased. At the same time, we were able to reduce our overweighting and approach a market weighting in credits rated BBB and BB.

Finally, we maintained the Fund's exposure to debt issued by the State of California, and performance has benefited as investors' appetite for risk has continued to drive the spreads on these bonds tighter.

How would you characterize the Fund's position at the close of the period?

We maintain a largely positive view on credit spreads, although we believe we have seen the majority of the contraction at this point. Having said that, we will continue to further reduce our overweight exposure to the corporate-related debt sectors, using the proceeds from the sales to increase the Fund's exposure to healthcare and tax-backed debt. These represent higher-quality, lower-volatility securities, and also complement our efforts to improve the overall diversification of the portfolio.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

December 15, 2004


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2004              5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          Face
State                     Amount    Municipal Bonds                                                           Value
=======================================================================================================================
Alabama--1.0%             $ 2,420   Brewton, Alabama, IDB, PCR, Refunding (Container Corporation of
                                    America--Jefferson Smurfit Corp. Project), 8% due 4/01/2009               $  2,502
=======================================================================================================================
Alaska--0.6%                1,410   Alaska Industrial Development and Export Authority Revenue Bonds
                                    (Williams Lynxs Alaska Cargoport), AMT, 7.80% due 5/01/2014                  1,455
=======================================================================================================================
Arizona--7.5%                       Coconino County, Arizona, Pollution Control Corporation, Revenue
                                    Refunding Bonds (Tucson Electric Power--Navajo):
                            3,000         AMT, Series A, 7.125% due 10/01/2032                                   3,150
                            2,500         Series B, 7% due 10/01/2032                                            2,597
                            1,425   Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona
                                    Charter Schools Project 1), Series A, 6.625% due 7/01/2020                   1,404
                                    Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds (Sun King
                                    Apartments Project):
                            1,540         Series A, 6.75% due 5/01/2031                                          1,265
                            2,345         Sub-Series C, 9.50% due 11/01/2031                                     1,818
                            7,600   Phoenix, Arizona, IDA, Airport Facility, Revenue Refunding Bonds
                                    (America West Airlines Inc. Project), AMT, 6.30% due 4/01/2023               5,586
                                    Pima County, Arizona, IDA, Education Revenue Bonds:
                            1,420         (Arizona Charter Schools Project), Series E, 7.25% due 7/01/2031       1,511
                            1,000         (Arizona Charter Schools Project II), Series A, 6.75%
                                          due 7/01/2031                                                          1,030
                            1,415   Show Low, Arizona, Improvement District No. 5, Special Assessment
                                    Bonds, 6.375% due 1/01/2015                                                  1,479
=======================================================================================================================
California--3.3%                    California State, Various Purpose, GO:
                            1,900         5.25% due 11/01/2025                                                   1,981
                            1,300         5.50% due 11/01/2033                                                   1,368
                            1,180         5.25% due 4/01/2034                                                    1,209
                            1,320   Fontana, California, Special Tax, Refunding (Community Facilities
                                    District Number 22 -- Sierra), 6% due 9/01/2034                              1,329
                            2,620   Golden State Tobacco Securitization Corporation of California, Tobacco
                                    Settlement Revenue Bonds, Series B, 5.50% due 6/01/2043                      2,713
=======================================================================================================================
Colorado--7.3%              2,000   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                    Series D, 7.75% due 11/15/2013 (a)                                           2,431
                                    Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                    Bonds (Pavilions), AMT:
                            2,500         7.75% due 9/01/2016                                                    2,631
                            3,000         7.75% due 9/01/2017                                                    3,158
                                    Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                    Improvement Fee):
                            1,890         Series A, 7.10% due 9/01/2014                                          1,970
                            2,095         Series A, 7.30% due 9/01/2022                                          2,184
                            1,000         Series B, 7% due 9/01/2031                                             1,024
                            1,760   North Range, Colorado, Metropolitan District Number 1, GO, 7.25%
                                    due 12/15/2031                                                               1,767
                            2,850   Plaza Metropolitan District No. 1, Colorado, Tax Allocation Revenue
                                    Bonds (Public Improvement Fees), 8% due 12/01/2025                           2,967
                            1,170   Southlands, Colorado, Medical District, GO (Metropolitan District
                                    # 1), 7.125% due 12/01/2034                                                  1,159
=======================================================================================================================
Connecticut--2.6%             680   Connecticut State Development Authority, Airport Facility Revenue
                                    Bonds (LearJet Inc. Project), AMT, 7.95% due 4/01/2026                         794
                            3,490   Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC
                                    Project), AMT, 8% due 4/01/2030                                              3,624
                            2,425   New Haven, Connecticut, Facility Revenue Bonds (Hill Health
                                    Corporation Project), 9.25% due 5/01/2017                                    2,432

Portfolio Abbreviations

To simplify the listings of MuniAssets Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
EDA        Economic Development Authority
GO         General Obligation Bonds
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
VRDN       Variable Rate Demand Notes


6               MUNIASSETS FUND, INC.           NOVEMBER 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                          Face
State                     Amount    Municipal Bonds                                                           Value
=======================================================================================================================
Florida--5.7%             $   790   Arbor Greene Community Development District, Florida, Special
                                    Assessment Revenue Bonds, 7.60% due 5/01/2018                             $    812
                            1,130   Capital Projects Finance Authority, Florida, Continuing Care
                                    Retirement Revenue Bonds (Glenridge on Palmer Ranch), Series A, 8%
                                    due 6/01/2032                                                                1,176
                              500   Harbor Bay, Florida, Community Development District, Capital
                                    Improvement Special Assessment Revenue Bonds, Series A, 7%
                                    due 5/01/2033                                                                  532
                            2,000   Hillsborough County, Florida, IDA, Exempt Facilities Revenue Bonds
                                    (National Gypsum), AMT, Series A, 7.125% due 4/01/2030                       2,174
                              500   Jacksonville, Florida, Electric Authority Revenue Bonds (Electric
                                    System), VRDN, Series B, 1.66% due 10/01/2030 (b)                              500
                            3,255   Midtown Miami, Florida, Community Development District, Special
                                    Assessment Revenue Bonds, Series A, 6.25% due 5/01/2037                      3,354
                            2,305   Orlando, Florida, Urban Community Development District, Capital
                                    Improvement Special Assessment Bonds, Series A, 6.95% due 5/01/2033          2,439
                            2,400   Santa Rosa Bay Bridge Authority, Florida, Revenue Bonds, 6.25%
                                    due 7/01/2028                                                                2,127
                            1,000   Sarasota County, Florida, Public Hospital Board, Hospital Revenue
                                    Bonds (Sarasota Memorial Hospital), VRDN, Series A, 1.69%
                                    due 7/01/2037 (a)(b)                                                         1,000
                              955   Waterchase, Florida, Community Development District, Capital
                                    Improvement Revenue Bonds, Series A, 6.70% due 5/01/2032                     1,006
=======================================================================================================================
Georgia--3.5%               3,000   Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic Station
                                    Project), 7.90% due 12/01/2024                                               3,263
                                    Brunswick & Glynn County, Georgia, Development Authority, First
                                    Mortgage Revenue Bonds (Coastal Community Retirement Corporation
                                    Project), Series A:
                            1,165         7.125% due 1/01/2025                                                   1,144
                            1,690         7.25% due 1/01/2035                                                    1,663
                            2,000   Milledgeville-Baldwin County, Georgia, Development Authority Revenue
                                    Bonds (Georgia College and State University Foundation), 5.625%
                                    due 9/01/2030                                                                2,042
                            1,170   Savannah, Georgia, EDA, Revenue Bonds (Marshes of Skidaway), First
                                    Mortgage, Series A, 7.40% due 1/01/2034                                      1,184
=======================================================================================================================
Idaho--0.4%                 1,000   Idaho Health Facilities Authority, Revenue Refunding Bonds (Valley
                                    Vista Care Corporation), Series A, 7.75% due 11/15/2016                      1,011
=======================================================================================================================
Illinois--4.1%              4,000   Chicago, Illinois, O'Hare International Airport, Special Facility
                                    Revenue Refunding Bonds (American Airlines Inc. Project), 8.20%
                                    due 12/01/2024                                                               3,079
                              600   Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75%
                                    due 12/01/2032                                                                 619
                                    Illinois Development Finance Authority Revenue Bonds (Primary Health
                                    Care Centers Facilities Acquisition Program):
                              675         7.50% due 12/01/2006                                                     695
                            3,195         7.75% due 12/01/2016                                                   3,372
                            2,150   Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                    Hospital Project), 6.70% due 3/01/2014                                       1,872
                            1,070   Lincolnshire, Illinois, Special Service Area No. 1, Special Tax Bonds
                                    (Sedgebrook Project), 6.25% due 3/01/2034                                    1,060
=======================================================================================================================
Indiana--0.3%               2,000   Indianapolis, Indiana, M/F Revenue Bonds (Lake Nora Fox Club Project),
                                    Series B, 7.50% due 10/01/2029 (c)                                             890
=======================================================================================================================
Iowa--1.0%                  2,250   Iowa Finance Authority, Health Care Facilities Revenue Refunding Bonds
                                    (Care Initiatives Project), 9.25% due 7/01/2025                              2,716
=======================================================================================================================
Kentucky--0.9%              2,850   Kenton County, Kentucky, Airport Board, Special Facilities Revenue
                                    Bonds (Mesaba Aviation Inc. Project), AMT, Series A, 6.70%
                                    due 7/01/2029                                                                2,256
=======================================================================================================================
Louisiana--3.0%             7,500   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company
                                    Project), 7.50% due 7/01/2013                                                7,758
=======================================================================================================================
Maine--0.4%                 1,160   Maine Finance Authority, Solid Waste Recycling Facilities Revenue
                                    Bonds (Great Northern Paper Project--Bowater), AMT, 7.75%
                                    due 10/01/2022                                                               1,161
=======================================================================================================================
Maryland--1.7%              1,930   Maryland State Economic Development Corporation, Revenue Refunding
                                    Bonds (Baltimore Association for Retarded Citizens--Health and Mental
                                    Hygiene Program), Series A, 7.75% due 3/01/2025                              1,990
                            2,500   Maryland State Energy Financing Administration, Limited Obligation
                                    Revenue Bonds (Cogeneration--AES Warrior Run), AMT, 7.40%
                                    due 9/01/2019                                                                2,553


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2004              7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          Face
State                     Amount    Municipal Bonds                                                           Value
=======================================================================================================================
Massachusetts--1.8%       $ 1,680   Massachusetts State Development Finance Agency, Revenue Refunding
                                    Bonds (Eastern Nazarene College), 5.625% due 4/01/2029                    $  1,494
                            1,150   Massachusetts State Health and Educational Facilities Authority
                                    Revenue Bonds (Jordan Hospital), Series E, 6.75% due 10/01/2033              1,206
                            2,220   Massachusetts State Health and Educational Facilities Authority,
                                    Revenue Refunding Bonds (Bay Cove Human Services Issue), Series A,
                                    5.90% due 4/01/2028                                                          2,117
=======================================================================================================================
Michigan--0.9%              1,400   Flint, Michigan, Hospital Building Authority, Revenue Refunding Bonds
                                    (Hurley Medical Center), Series A, 6% due 7/01/2020                          1,516
                            1,000   Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                    (Detroit Medical Center Obligation Group), Series A, 6.50%
                                    due 8/15/2018                                                                  960
=======================================================================================================================
Minnesota--0.7%             1,770   Saint Paul, Minnesota, Port Authority, Hotel Facility Revenue
                                    Refunding Bonds (Radisson Kellogg Project), Series 2, 7.375%
                                    due 8/01/2029                                                                1,842
=======================================================================================================================
Missouri--1.0%                      Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                    Bonds (Gravois Bluffs):
                              425         6.75% due 10/01/2015                                                     433
                            1,000         7% due 10/01/2021                                                      1,078
                            1,000   Kansas City, Missouri, IDA, First Mortgage Health Facilities Revenue
                                    Bonds (Bishop Spencer Place), Series A, 6.50% due 1/01/2035                  1,013
=======================================================================================================================
Nevada--0.3%                  650   Clark County, Nevada, Improvement District No. 142 Special Assessment,
                                    6.375% due 8/01/2023                                                           670
=======================================================================================================================
New Jersey--16.4%                   Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                                    (Holt Hauling & Warehousing), AMT, Series A (c):
                            5,600         9.625% due 1/01/2011                                                     736
                            5,800         9.875% due 1/01/2021                                                     763
                              770   Camden County, New Jersey, Pollution Control Financing Authority,
                                    Solid Waste Resource Recovery Revenue Bonds, Series D, 7.25%
                                    due 12/01/2010                                                                 768
                                    Camden County, New Jersey, Pollution Control Financing Authority,
                                    Solid Waste Resource Recovery Revenue Refunding Bonds, AMT:
                            9,000         Series A, 7.50% due 12/01/2010                                         8,973
                              985         Series B, 7.50% due 12/01/2009                                           982
                            3,065   New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50% due 6/15/2024             3,120
                            2,500   New Jersey EDA, IDR, Refunding (Newark Airport Marriott Hotel), 7%
                                    due 10/01/2014                                                               2,597
                                    New Jersey EDA, Retirement Community Revenue Bonds, Series A:
                            1,665         (Cedar Crest Village Inc. Facility), 7.25% due 11/15/2021              1,713
                            5,800         (Seabrook Village Inc.), 8.125% due 11/15/2023                         6,236
                                    New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines
                                    Inc. Project), AMT:
                            2,000         6.25% due 9/15/2019                                                    1,637
                            6,195         6.25% due 9/15/2029                                                    4,755
                            1,250         9% due 6/01/2033                                                       1,232
                            2,650   New Jersey Health Care Facilities Financing Authority Revenue Bonds
                                    (Pascack Valley Hospital Association), 6.625% due 7/01/2036                  2,455
                            1,500   New Jersey Health Care Facilities Financing Authority, Revenue
                                    Refunding Bonds (Trinitas Hospital Obligation Group), 7.40%
                                    due 7/01/2020                                                                1,707
                                    Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds:
                            4,075         6.75% due 6/01/2039                                                    4,064
                            1,425         7% due 6/01/2041                                                       1,448
=======================================================================================================================
New Mexico--1.0%            2,500   Farmington, New Mexico, PCR, Refunding (Tucson Electric Power Co.--San
                                    Juan Project), Series A, 6.95% due 10/01/2020                                2,617
=======================================================================================================================
New York--3.3%              1,415   Dutchess County, New York, IDA, Civic Facility Revenue Refunding Bonds
                                    (Saint Francis Hospital), Series A, 7.50% due 3/01/2029                      1,393
                                    New York City, New York, City IDA, Civic Facility Revenue Bonds:
                              510         Series C, 6.80% due 6/01/2028                                            526
                            2,715         (Special Needs Facilities Pooled Program), Series C-1, 6.625%
                                          due 7/01/2029                                                          2,722
                            2,400   New York City, New York, City IDA, Special Facility Revenue Bonds
                                    (British Airways PLC Project), AMT, 7.625% due 12/01/2032                    2,379
                            1,575   Westchester County, New York, IDA, Continuing Care Retirement,
                                    Mortgage Revenue Bonds (Kendal on Hudson Project), Series A, 6.50%
                                    due 1/01/2034                                                                1,595


8               MUNIASSETS FUND, INC.           NOVEMBER 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                          Face
State                     Amount    Municipal Bonds                                                           Value
=======================================================================================================================
North Carolina--0.6%      $ 1,500   North Carolina Medical Care Commission, Retirement Facilities, First
                                    Mortgage Revenue Bonds (Givens Estates Project), Series A, 6.50%
                                    due 7/01/2032                                                             $  1,526
=======================================================================================================================
Oregon--0.8%                        Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds
                                    (Wauna Cogeneration Project):
                            1,440         AMT, Series B, 7.40% due 1/01/2016                                     1,463
                              700         Series A, 7.125% due 1/01/2021                                           712
=======================================================================================================================
Pennsylvania--4.7%          3,250   Pennsylvania Economic Development Financing Authority, Exempt
                                    Facilities Revenue Bonds (National Gypsum Company), AMT, Series A,
                                    6.25% due 11/01/2027                                                         3,381
                            2,270   Philadelphia, Pennsylvania, Authority for IDR (Air Cargo), AMT,
                                    Series A, 7.50% due 1/01/2025                                                2,285
                            6,440   Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                                    7.75% due 12/01/2017                                                         6,580
=======================================================================================================================
South Carolina--1.7%        3,500   South Carolina Jobs, EDA, Economic Development Revenue Bonds
                                    (Westminster Presbyterian Center), 7.75% due 11/15/2030                      3,713
                              740   York County, South Carolina, Industrial Revenue Bonds (Hoechst
                                    Celanese Corporation), AMT, 5.70% due 1/01/2024                                681
=======================================================================================================================
Tennessee--1.1%               400   Sevier County, Tennessee, Public Building Authority, Local Government
                                    Public Improvement Revenue Bonds, VRDN, Series IV-B11, 1.67%
                                    due 6/01/2025 (b)(d)                                                           400
                            2,500   Shelby County, Tennessee, Health, Educational and Housing Facilities
                                    Board Revenue Bonds (Germantown Village), Series A, 7.25%
                                    due 12/01/2034                                                               2,563
=======================================================================================================================
Texas--9.4%                 1,000   Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises
                                    Inc.), First Tier, Series A, 6.70% due 1/01/2028                             1,058
                                    Brazos River Authority, Texas, PCR, AMT, Refunding:
                            2,550         (Texas Utility Company), Series A, 7.70% due 4/01/2033                 3,009
                            3,865         (Utilities Electric Company), Series B, 5.05% due 6/01/2030            3,974
                            1,680   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant Energy
                                    Inc. Project), Series B, 7.75% due 12/01/2018                                1,842
                            1,240   Dallas-Fort Worth, Texas, International Airport Facility, Improvement
                                    Corporation Revenue Bonds (Learjet Inc.), AMT, Series 2001-A-1, 6.15%
                                    due 1/01/2016                                                                1,243
                            2,340   Grand Prairie, Texas, Housing Finance Corporation Revenue Bonds
                                    (Independent Senior Living Center), 7.75% due 1/01/2034                      2,279
                            1,400   Houston, Texas, Health Facilities Development Corporation, Retirement
                                    Facility Revenue Bonds (Buckingham Senior Living Community), Series A,
                                    7.125% due 2/15/2034                                                         1,465
                            1,325   Lufkin, Texas, Health Facilities Development Corporation, Health
                                    System Revenue Bonds (Memorial Health System of East Texas), 5.70%
                                    due 2/15/2028                                                                1,341
                            3,190   Matagorda County, Texas, Navigation District Number 1 Revenue
                                    Refunding Bonds (Reliant Energy Inc.), Series C, 8% due 5/01/2029            3,529
                            1,860   Port Corpus Christi, Texas, Individual Development Corporation,
                                    Environmental Facilities Revenue Bonds (Citgo Petroleum Corporation
                                    Project), AMT, 8.25% due 11/01/2031                                          1,985
                            3,000   Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese
                                    Project), AMT, Series B, 6.70% due 11/01/2030                                3,045
=======================================================================================================================
Utah--0.6%                  1,660   Carbon County, Utah, Solid Waste Disposal Revenue Refunding Bonds
                                    (Laidlaw Environmental), AMT, Series A, 7.45% due 7/01/2017                  1,704
=======================================================================================================================
Virginia--6.6%             1,500    Dulles Town Center, Virginia, Community Development Authority, Special
                                    Assessment Tax (Dulles Town Center Project), 6.25% due 3/01/2026             1,529
                                    Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds,
                                    Capital Appreciation, Senior Series B:
                           48,400         5.95%* due 8/15/2031                                                   8,194
                           48,400         5.95%* due 8/15/2032                                                   7,667
=======================================================================================================================
West Virginia--0.4%         1,320   Princeton, West Virginia, Hospital Revenue Refunding Bonds (Community
                                    Hospital Association Inc. Project), 6% due 5/01/2019                         1,034
=======================================================================================================================
Wisconsin--0.7%             1,855   Wisconsin State Health and Educational Facilities Authority Revenue
                                    Bonds (New Castle Place Project), Series A, 7% due 12/01/2031                1,876


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2004              9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                          Face
State                     Amount    Municipal Bonds                                                           Value
=======================================================================================================================
Wyoming--1.0%             $ 2,500   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                    Corporation Project), AMT, Series A, 7% due 6/01/2024                     $  2,544
=======================================================================================================================
U.S. Virgin Islands--1.2%   3,000   Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds
                                    (Hovensa Coker Project), AMT, 6.50% due 7/01/2021                            3,256
=======================================================================================================================
                                    Total Municipal Bonds (Cost--$264,845)--97.5%                              256,611
=======================================================================================================================
Total Investments (Cost--$264,845**)--97.5%                                                                    256,611

Other Assets Less Liabilities--2.5%                                                                              6,447
                                                                                                              ---------
Net Assets--100.0%                                                                                            $263,058
                                                                                                              =========

(a)   AMBAC Insured.
(b) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2004.
(c) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(d)   FSA Insured.
* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
** The cost and unrealized appreciation/depreciation of investments as of November 30, 2004, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost .................................                $ 264,596
                                                                      =========
      Gross unrealized appreciation ..................                $  12,054
      Gross unrealized depreciation ..................                  (20,039)
                                                                      ---------
      Net unrealized depreciation ....................                $  (7,985)
                                                                      =========

      See Notes to Financial Statements.


10              MUNIASSETS FUND, INC.           NOVEMBER 30, 2004

Statement of Assets, Liabilities and Capital

As of November 30, 2004
========================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value (identified
                        cost--$264,845,298) .........................................                      $ 256,610,649
                       Cash .........................................................                             55,142
                       Receivables:
                          Interest ..................................................    $   5,021,054
                          Securities sold ...........................................        1,600,000         6,621,054
                                                                                         -------------
                       Prepaid expenses and other assets ............................                              1,992
                                                                                                           -------------
                       Total assets .................................................                        263,288,837
                                                                                                           -------------
========================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Dividends to shareholders .................................          202,964
                          Investment adviser ........................................            7,938
                          Other affiliates ..........................................            2,265           213,167
                                                                                         -------------
                       Accrued expenses .............................................                             17,675
                                                                                                           -------------
                       Total liabilities ............................................                            230,842
                                                                                                           -------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                       Net Assets ...................................................                      $ 263,057,995
                                                                                                           =============
========================================================================================================================
Capital
------------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share; 200,000,000 shares
                        authorized; 20,399,713 shares issued and outstanding ........                      $   2,039,971
                       Paid-in capital in excess of par .............................                        297,146,644
                       Undistributed investment income--net .........................    $   3,534,711
                       Accumulated realized capital losses--net .....................      (31,428,682)
                       Unrealized depreciation--net .................................       (8,234,649)
                                                                                         -------------
                       Total accumulated losses--net ................................                        (36,128,620)
                                                                                                           -------------
                       Total capital--Equivalent to $12.90 net asset value per
                        share of Common Stock (market price--$12.26) ................                      $ 263,057,995
                                                                                                           =============

      See Notes to Financial Statements.


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2004             11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended November 30, 2004
========================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------
                       Interest .....................................................                      $   9,080,634
========================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees .....................................    $     710,803
                       Accounting services ..........................................           43,522
                       Transfer agent fees ..........................................           26,723
                       Printing and shareholder reports .............................           24,210
                       Professional fees ............................................           19,815
                       Listing fees .................................................           10,160
                       Directors' fees and expenses .................................            9,459
                       Pricing fees .................................................            7,443
                       Custodian fees ...............................................            7,337
                       Other ........................................................            9,793
                                                                                         -------------
                       Total expenses ...............................................                            869,265
                                                                                                           -------------
                       Investment income--net .......................................                          8,211,369
                                                                                                           -------------
========================================================================================================================
Realized & Unrealized Gain--Net
------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ............................                             75,005
                       Change in unrealized depreciation--net .......................                         10,646,955
                                                                                                           -------------
                       Total realized and unrealized gain--net ......................                         10,721,960
                                                                                                           -------------
                       Net Increase in Net Assets Resulting from Operations .........                      $  18,933,329
                                                                                                           =============

      See Notes to Financial Statements.


12              MUNIASSETS FUND, INC.           NOVEMBER 30, 2004

Statements of Changes in Net Assets

                                                                                         For the Six           For the
                                                                                         Months Ended        Year Ended
                                                                                         November 30,          May 31,
Increase (Decrease) in Net Assets:                                                           2004               2004
========================================================================================================================
Operations
------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .......................................    $   8,211,369     $  16,864,937
                       Realized gain (loss)--net ....................................           75,005        (5,384,520)
                       Change in unrealized depreciation--net .......................       10,646,955        13,149,431
                                                                                         -------------------------------
                       Net increase in net assets resulting from operations .........       18,933,329        24,629,848
                                                                                         -------------------------------
========================================================================================================================
Dividends & Distributions to Shareholders
------------------------------------------------------------------------------------------------------------------------
                       Investment income--net .......................................       (8,078,286)      (15,993,376)
                       Realized gain--net ...........................................               --          (104,855)
                                                                                         -------------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to Common Stock shareholders ..................       (8,078,286)      (16,098,231)
                                                                                         -------------------------------
========================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets .................................       10,855,043         8,531,617
                       Beginning of period ..........................................      252,202,952       243,671,335
                                                                                         -------------------------------
                       End of period* ...............................................    $ 263,057,995     $ 252,202,952
                                                                                         ===============================
                          * Undistributed investment income--net ....................    $   3,534,711     $   3,401,628
                                                                                         ===============================

      See Notes to Financial Statements.


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2004             13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived           For the Six
from information provided in the financial statements.             Months Ended             For the Year Ended May 31,
                                                                   November 30,   -----------------------------------------------
Increase (Decrease) in Net Asset Value:                               2004          2004         2003         2002         2001
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ...    $  12.36       $  11.94     $  12.55     $  12.96     $  12.76
                                                                   --------------------------------------------------------------
                       Investment income--net .................         .40+           .83+         .81+         .79          .83
                       Realized and unrealized gain (loss)--net         .54            .38         (.64)        (.41)         .19
                                                                   --------------------------------------------------------------
                       Total from investment operations .......         .94           1.21          .17          .38         1.02
                                                                   --------------------------------------------------------------
                       Less dividends and distributions:
                          Investment income--net ..............        (.40)          (.78)        (.78)        (.79)        (.82)
                          Realized gain--net ..................          --           (.01)          --           --           --
                                                                   --------------------------------------------------------------
                       Total dividends and distributions ......        (.40)          (.79)        (.78)        (.79)        (.82)
                                                                   --------------------------------------------------------------
                       Net asset value, end of period .........    $  12.90       $  12.36     $  11.94     $  12.55     $  12.96
                                                                   ==============================================================
                       Market price per share, end of period ..    $  12.26       $  11.38     $  11.91     $  11.66     $  13.00
                                                                   ==============================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share .....        7.85%++       10.74%        1.61%        3.30%        8.58%
                                                                   ==============================================================
                       Based on market price per share ........       11.33%++        2.22%        9.09%       (4.32%)      24.22%
                                                                   ==============================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses, excluding reorganization
                        expenses ..............................         .67%*          .67%         .78%         .74%         .76%
                                                                   ==============================================================
                       Expenses ...............................         .67%*          .67%         .78%         .83%         .76%
                                                                   ==============================================================
                       Investment income--net .................        6.37%*         6.71%        6.76%        6.16%        6.44%
                                                                   ==============================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands)    $263,058       $252,203     $243,671     $255,150     $135,448
                                                                   ==============================================================
                       Portfolio turnover .....................       12.02%         19.14%       26.98%       20.07%       17.11%
                                                                   ==============================================================

*     Annualized
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
++    Aggregate total investment return.

      See Notes to Financial Statements.


14              MUNIASSETS FUND, INC.           NOVEMBER 30, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

MuniAssets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUA. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2004             15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements (concluded)

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..55% based upon the average weekly value of the Fund's net assets.

For the six months ended November 30, 2004, the Fund reimbursed FAM $2,644 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2004, were $30,218,319 and $33,328,521, respectively.

4. Common Stock Transactions:

At November 30, 2004, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 200,000,000 shares were authorized.

5. Capital Loss Carryforward:

On May 31, 2004, the Fund had a net capital loss carryforward of $27,599,133, of which $2,052,069 expires in 2007, $6,860,553 expires in 2008, $3,487,083 expires in 2009, $2,260,830 expires in 2010, $7,452,325 expires in 2011 and $5,486,273 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.066000 per share on December 29, 2004 to shareholders of record on December 15, 2004.


16              MUNIASSETS FUND, INC.           NOVEMBER 30, 2004

About Inverse Floaters

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of November 30, 2004, none of the Fund's total net assets were invested in inverse floaters.

Proxy Results

During the six-month period ended November 30, 2004, MuniAssets Fund, Inc.'s shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2004. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------------
                                                                       Shares Voted         Shares Withheld
                                                                           For                From Voting
-----------------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       James H. Bodurtha               19,383,349              559,048
                                        Joe Grills                      19,373,178              569,219
                                        Robert S. Salomon, Jr.          19,356,172              586,225
-----------------------------------------------------------------------------------------------------------


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2004             17

[LOGO] Merrill Lynch Investment Managers

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Theodore R. Jaeckel Jr., Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

NYSE Symbol

MUA

--------------------------------------------------------------------------------
Andre F. Perold resigned as a Director of the Fund effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn will retire as President and Director of MuniAssets Fund, Inc. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. will become President and Director of the Fund.
--------------------------------------------------------------------------------


18              MUNIASSETS FUND, INC.           NOVEMBER 30, 2004

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                MUNIASSETS FUND, INC.           NOVEMBER 30, 2004             19

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniAssets Fund, Inc. seeks to provide shareholders with current income exempt from federal income taxes by investing primarily in a portfolio of medium-to-lower grade or unrated municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniAssets Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniAssets Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                 #16716 -- 11/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniAssets Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    President of
    MuniAssets Fund, Inc.

Date: January 13, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    President of
    MuniAssets Fund, Inc.

Date: January 13, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniAssets Fund, Inc.

Date: January 13, 2005